Exhibit 99.1

Permian Resources Announces Pricing of $500.0 Million Private Placement of 7.000% Senior Notes Due 2032

MIDLAND, TX—September 6, 2023—(BUSINESS WIRE)—Permian Resources Corporation (“Permian Resources”) (NYSE: PR) announced today that Permian Resources Operating, LLC (the “Issuer”), a subsidiary of Permian Resources, has priced its previously announced private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers of $500.0 million aggregate principal amount of 7.000% senior notes due 2032 (the “Notes”). The Notes mature on January 15, 2032 and pay interest at the rate of 7.000% per year, payable on January 15 and July 15 of each year. The first interest payment on the Notes will be made on January 15, 2024. The Notes were priced at par. The Notes will be guaranteed on a senior unsecured basis by Permian Resources and all of the Issuer’s subsidiaries that guarantee the Issuer’s obligations under its senior secured credit facility (the “credit facility”). The Issuer intends to use the net proceeds from this offering to repay indebtedness, which may include amounts outstanding under its credit facility and amounts to be assumed in connection with the closing of the previously announced merger (the “Earthstone Merger”) with Earthstone Energy, Inc. (“Earthstone”). The Notes Offering is expected to close on September 12, 2023, subject to customary conditions.

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Issuer plans to offer and sell the Notes only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S under the Securities Act.

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the Notes, nor shall there by any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Permian Resources

Headquartered in Midland, Texas, Permian Resources is an independent oil and natural gas company focused on the responsible acquisition, optimization and development of high-return oil and natural gas properties. Permian Resources’ assets and operations are located in the core of the Delaware Basin.

Contact:

Hays Mabry – Sr. Director, Investor Relations

Mae Herrington – Engineering Advisor, Investor Relations

(832) 240-3265

ir@permianres.com

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Be cautioned that these forward-looking statements are subject to all of the risk and uncertainties, most of which are difficult to predict and many of which are beyond Permian Resources’ control, incident to the development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, risks relating to the Earthstone Merger, including its consummation or the realization of the anticipated benefits and synergies therefrom. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth in Permian Resources’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Registration Statement (as defined below), its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors,” as may be updated from time to time in Permian Resources’ periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. Permian Resources undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

No Offer or Solicitation

This press release relates to a proposed business combination transaction (the “Transaction”) between Earthstone and Permian Resources. This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Transaction, on September 6, 2023, Permian Resources filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a joint proxy statement of Earthstone and Permian Resources and a prospectus of Permian Resources. The Transaction will be submitted to Earthstone’s stockholders and Permian Resources’ stockholders for their consideration. Earthstone and Permian Resources may also file other documents with the SEC regarding the Transaction. The definitive joint proxy statement/prospectus will be sent to the stockholders of Permian Resources and Earthstone. This document is not a substitute for the registration statement and joint proxy statement/prospectus that will be filed with the SEC or any other documents that Permian Resources or Earthstone may file with the SEC or send to stockholders of Permian Resources or Earthstone, respectively, in connection with the Transaction.

INVESTORS AND SECURITY HOLDERS OF EARTHSTONE AND PERMIAN RESOURCES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.

Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Permian Resources or Earthstone through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Earthstone are available free of charge on Earthstone’s website at https://www.earthstoneenergy.com, under the “Investors” tab, or by directing a request to Investor Relations, Earthstone Energy, Inc., 1400 Woodloch Forest Drive, Suite 300, The Woodlands, TX 77380, Tel. No. (281) 298-4246. Copies of documents filed with the SEC by Permian Resources will be made available free of charge on Permian Resources’ website at https://www.permianres.com, under the “Investor Relations” tab, or by directing a request to Investor Relations, Permian Resources Corporation, 300 N. Marienfeld St., Ste. 1000, Midland, TX 79701, Tel. No. (432) 695-4222.

Participants in the Solicitation

Permian Resources, Earthstone and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the Transaction. Information regarding Earthstone’s directors and executive officers is contained in the proxy statement for Earthstone’s 2023 Annual Meeting of Stockholders filed with the SEC on April 27, 2023, and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at http://www.sec.gov or by accessing Earthstone’s website at https://www.earthstoneenergy.com.

Information regarding Permian Resources’ executive officers and directors is contained in the proxy statement for the Permian Resources’ 2023 Annual Meeting of Stockholders filed with the SEC on April 11, 2023 and certain of its Current Reports on Form 8-K. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Permian Resources’ website at https://www.permianres.com. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the Transaction by reading the joint proxy statement/prospectus regarding the Transaction. You may obtain free copies of this document as described above.